Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY RESTRICTED JURISDICTION OR ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION

FOR IMMEDIATE RELEASE

29 May 2019

NIGHTSTAR THERAPEUTICS PLC

UPDATE TO TIMETABLE RELATING TO THE ACQUISITION BY BIOGEN

Nightstar Therapeutics plc (“Nightstar”) is pleased to announce an update to the expected timetable of events relating to the scheme of arrangement (the “Scheme”) pursuant to which Tungsten Bidco Limited, a newly-incorporated company and wholly-owned indirect subsidiary of Biogen Inc., will acquire the entire issued and to be issued share capital of Nightstar.

The Scheme remains subject to certain conditions including sanction by the Court at the Court Hearing, which will now take place on 5 June 2019 (as opposed to 6 June 2019 as previously announced), and the delivery of a copy of the Court Order to the Registrar of Companies. Subject to the Scheme receiving the sanction of the Court and the delivery of a copy of the Court Order to the Registrar of Companies, the Scheme is still expected to become effective on 7 June 2019.

The expected timetable of principal events for the implementation of the Scheme is set out below.

Unless otherwise defined herein, capitalised terms and expressions used in this announcement shall have the meanings given to them in the Scheme Document.

Event	Expected time and / or date

Latest Time for Nightstar ADS Holders to cancel out of the Nightstar ADS Programme and receive Nightstar Shares ahead of the Scheme Record Time	4.59 p.m. (New York time) on 31 May 2019

Court Hearing to sanction the Scheme	5 June 2019

Last day of trading in Nightstar ADSs on Nasdaq	6 June 2019

Scheme Record Time	6.00 p.m. (London time) on 6 June 2019

Effective Date of the Scheme	7 June 2019

Despatch of cheques and crediting of CREST for Consideration due under the Scheme	as soon as practicable after the Effective Date (and in any event within 14 days of the Effective Date)

Cancellation of listing of Nightstar ADSs on Nasdaq	17 June 2019

Enquiries:

Nightstar

Investor Information	investors@nightstartx.com

Media Enquiries	media@nightstartx.com

Information	info@nightstartx.com

Centerview Partners (Financial adviser to Nightstar)

Alan Hartman	+1 212 380 2665

Andrew Rymer	+1 212 429 2349

James Hartop	+44 (0)20 7409 9730

Finsbury (PR adviser to Nightstar)

Kal Goldberg	+1 646 805 2005

Chris Ryall	+1 646 306 0747

Abigail Farr	+1 646 805 2090

Important notices relating to financial advisers

Centerview Partners UK LLP (“Centerview Partners”), which is authorised and regulated by the FCA, is acting exclusively for Nightstar and no one else in connection with the matters referred to in this announcement. Centerview Partners is not and will not be responsible to anyone other than Nightstar for providing the protections afforded to its clients or for providing advice in connection with the contents of this announcement or any matter referred to in this announcement.

The City Code on Takeovers and Mergers

The City Code on Takeovers and Mergers does not apply to the Acquisition.

Overseas shareholders

The release, publication or distribution of this announcement in jurisdictions other than the United Kingdom and the United States may be restricted by law and therefore any persons who are subject to the laws of any jurisdiction other than the United Kingdom or the United States (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction. This announcement has been prepared for the purpose of complying with English law and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside England.

Copies of this announcement and any formal documentation relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the Acquisition.

If the Acquisition is implemented by way of an Offer, the Offer may not (unless otherwise permitted by applicable law and regulation) be made, directly or indirectly, in or into or by use of the mails or any other means or instrumentality (including, without limitation, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of any Restricted Jurisdiction and the Acquisition will not be capable of acceptance by any such use, means, instrumentality or facilities or from within any Restricted Jurisdiction.

Further details in relation to Nightstar Shareholders in overseas jurisdictions are contained in the Scheme Document.

Notice to U.S. investors in Nightstar

The Acquisition relates to the shares of a U.K. company and is being made by means of a scheme of arrangement provided for under Part 26 of the Companies Act 2006 and subject to the proxy solicitation rules under the U.S. Exchange Act. The Acquisition, implemented by way of a scheme of arrangement, is not subject to the tender offer rules under the U.S. Exchange Act. If, in the future, Bidder exercises its right to implement the Acquisition by way of an Offer, subject to the terms of the Implementation Agreement, the Acquisition will be made in compliance with applicable U.S. laws and regulations.

It may be difficult for U.S. Nightstar Shareholders and Nightstar ADS Holders to enforce their rights and any claim arising out of the U.S. federal securities laws, because Nightstar is located in a non-U.S. country, and some or all of its officers and directors are residents of a non-U.S. country. U.S. Nightstar Shareholders and Nightstar ADS Holders may not be able to sue a non-U.S. company or its officers or directors in a non-U.S. court for violations of the U.S. securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment.

U.S. Nightstar Shareholders and Nightstar ADS Holders are urged to consult with legal, tax and financial advisers in connection with making a decision regarding the Acquisition.

Warning Concerning Forward-Looking Statements

All statements included in this announcement, other than statements or characterisations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 21E of the U.S. Exchange Act, and other securities laws. Whenever Nightstar uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may”, “predict”, “could”, “seek”, “forecast” and negatives or derivatives of these or similar expressions, they are making forward-looking statements. Examples of such forward-looking statements include, but are not limited to, references to the anticipated benefits of the Acquisition and the expected time of effectiveness of the Acquisition. These forward-looking statements are based upon Nightstar’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur.

Nightstar Shareholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. Important risk factors that may cause Nightstar’s actual results to differ materially from their forward-looking statements include, but are not limited to: (1) the Acquisition is subject to the satisfaction or waiver of certain conditions, including the sanction of the Scheme by the Court, which conditions may not be satisfied or waived; (2) uncertainties as to the timing of the consummation of the Acquisition and the ability of each party to consummate the Acquisition; (3) the risk that the Acquisition disrupts the parties’ current operations or affects their ability to retain or recruit key employees; (4) the possible diversion of management time on Acquisition-related issues; (5) litigation relating to the Acquisition; (6) unexpected costs, charges or expenses resulting from the Acquisition; and (7) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Acquisition.

The information contained in Nightstar’s filings with SEC, including in Nightstar’s Form 10-K, as amended by Form 10-K/A, for the year ended 31 December 2018, identifies other important factors that could cause actual results to differ materially from those stated in or implied by the forward-looking statements in this announcement. Nightstar’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, Nightstar does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.